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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K/A


                             AMENDMENT NO. 1 TO
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                               May 16, 1995



                            BanPonce Corporation
           (Exact name of registrant as specified in its charter)



    Commonwealth of Puerto Rico       No. 0-13818         No. 66-0416582
  (State or other jurisdiction of     (Commission          (IRS employer
           incorporation)             File Number)      Identification No.)




              209 Munoz Rivera Avenue
               Hato Rey, Puerto Rico                      00918
     (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code: (809)765-9800




       (Former name or former address, if changes since last report)

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            The undersigned hereby amends Exhibit 4(c) of its Current
Report on Form 8-K dated April 13, 1995 by deleting said exhibit and replacing it with Exhibit 4(c) attached hereto.

Item 7.     Financial Statements and Exhibits

      (4)(c) Indenture, dated as of February 15, 1995, between BanPonce Corporation and The First National Bank of Chicago as Trustee.

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                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BANPONCE CORPORATION
                                       (Registrant)



Date:  May 16, 1995         By:    /s/ Jose Luis Lopez Calderon
                                 Name: Jose Luis Lopez Calderon
                                 Title: Senior Vice President